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         The Asset Purchase Agreement between Cincinnati Microwave, Inc. and
BEL-Tronics USA, Inc., which is being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report December 4, 1996, is being filed without the Schedules. Attached to the Asset Purchase Agreement is a list briefly identifying the contents of all omitted Schedules. Cincinnati Microwave, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.


                                        CINCINNATI MICROWAVE, INC.


                                        By:  /s/ ERIKA WILLIAMS
                                             --------------------------
                                             Erika Williams
                                             Chairman of the Board (Acting),
                                             President and Chief Executive
                                             Officer